UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2006

____________________

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Park, Valhalla, NY		10595
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (914) 686-3650

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 17, 2006, the registrant issued a press release announcing that its RFI Corporation business segment has received ISO 9001:2000 certification for quality management systems in its Bay Shore, NY facility for device manufacturing for the aerospace and medical industries. The registrant had previously announced on December 6, 2005 that Underwriters Laboratories, Inc., the Notified Body for the International Organization for Standardization (“ISO”), recommended to ISO that the registrant’s RFI Corporation business segment be awarded such ISO 9001:2000 certification status for quality management systems.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Shell Company Transactions.

Not Applicable

(d)	Exhibits
	Exhibit No.	Exhibits

99.1	Press Release dated January 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.
(Registrant)

Date: January 17, 2006	By:	/s/ Mark A. Koch
Mark A. Koch
Principal Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 17, 2006.